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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





   Date of Report (Date of earliest event reported):      September 2, 1999


                           THE GYMBOREE CORPORATION
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            (Exact name of registrant as specified in its charter)



             Delaware                    000-21250               94-2615258
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 (State or other jurisdiction of     (Commission File          (IRS Employer
  incorporation or organization)          Number)           Identification No.)



          700 Airport Boulevard, Burlingame, California 94010-1912
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  (Address of principal executive offices of Registrant, including zip code)


                                (650) 579-0600
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             (Registrant's telephone number, including area code)
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Item 5.  OTHER EVENTS.

         On September 2, 1999, the Board of Directors updated and amended certain provisions of The Gymboree Corporation's bylaws. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Item 7.  EXHIBITS.

         Exhibit 3.2   Amended and Restated Bylaws of The Gymboree Corporation.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  THE GYMBOREE CORPORATION



Dated:  September 8, 1999            By: /s/ Gary White
                                         ----------------------
                                             Gary White
                                     Vice Chair, Chief Executive Officer and
                                     Director